UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2017

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Salisbury Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)

Registrant’s telephone number, including area code: (860) 435-9801

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)         Effective May 17, 2017, the term of Louise F. Brown, as a director of Salisbury Bancorp, Inc. (the “Company”) and its subsidiary, Salisbury Bank and Trust Company (the “Bank”) ended and Mrs. Brown has decided not to be nominated or serve for another term. Mrs. Brown, age 73, has served on the Board of Directors of the Company since 1998 and the Bank since 1992. The Board thanked Mrs. Brown for her many years of service and extended to Mrs. Brown the continued best wishes of everyone associated with the Company and the Bank.

The Company announced with great sadness that Rudolph P. Russo passed away suddenly on April 6, 2017. Mr. Russo, age 87, had served as a member of the Board of Directors of the Company and the Bank since December 2014.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Shareholders (“Annual Meeting”) of Salisbury Bancorp, Inc. (“Salisbury”), the holding company for Salisbury Bank and Trust Company (the “Bank”) was held on Wednesday, May 17, 2017. On the record date of March 20, 2017, there were 2,770,236 shares issued, outstanding and eligible to vote, of which 2,182,776 shares, or 78.79%, were represented at the Annual Meeting either in person or by proxy.

The results of matters voted upon are presented below:

1.	Four (4) directors were elected by the shareholders to serve as directors of Salisbury for a three-year term, who along with the eight (8) directors whose terms do not expire at this meeting, will constitute the full Board of Directors of Salisbury:

	Term	Votes For	Votes Withheld	Broker Non-votes
Charles M. Andola	3 years	1,500,474	9,536	672,766
George E. Banta	3 years	1,489,430	20,580	672,766
Richard J. Cantele, Jr.	3 years	1,496,400	13,610	672,766
Nancy F. Humphreys	3 years	1,497,850	12,160	672,766

2.	The ratification of the appointment of Baker Newman & Noyes, P.A., LLC as the independent registered public accounting firm for Salisbury for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-votes
2,149,409	16,862	16,505	-

3.	The non-binding advisory vote on the compensation of the named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-votes
1,397,263	55,910	56,837	672,766

4.	The Salisbury Bancorp, Inc. 2017 Long Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-votes
1,394,454	67,077	48,479	672,766

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: May 18, 2017	By:	/s/ Donald E. White
Donald E. White
Executive Vice President and Chief Financial Officer